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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported)  December 6, 1996
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                         COMMISSION FILE NO.:  0-24802


                          MONTEREY BAY BANCORP, INC.
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            (Exact name of registrant as specified in its charter)

Delaware                                                       77-03811362
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(State or other Jurisdiction of Incorporation               (IRS Employer or
organization)                                              Identification No.)

36 Brennan Street, Watsonville, California                        95076
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (408) 722-3885
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Item 2.  Acquisition or Disposition of Assets
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      On December 6, 1996 the Registrant's wholly-owned subsidiary, Monterey Bay
      Bank, Watsonville, California, completed its assumption of the deposits of two branches of Fremont Investment & Loan.

Item 7.  Financial Statements and Exhibits
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      Attached hereto as Exhibit 99 is a copy of the press release announcing the consummation of the deposit assumption transaction. It is impracticable at this time to provide the required financial statements and pro forma financial information. Such statements and information will be filed as soon as practicable but not later than 60 days from December 21, 1996.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By:   /s/ Marshall G. Delk
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                                          Marshall G. Delk
                                          President and Chief Operating Officer


Dated:  December 13, 1996
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